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                                   FRONTEGRA
                                     FUNDS

                               SEMI-ANNUAL REPORT

                           Frontegra Opportunity Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                                 April 30, 1998


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TABLE OF CONTENTS

Shareholder Letter                                                        1
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Investment Highlights                                                     2
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Schedule of Investments                                                   3
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Statement of Assets and Liabilities                                       6
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Statement of Operations                                                   7
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Statements of Changes in Net Assets                                       8
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Financial Highlights                                                      9
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Notes to Financial Statements                                            10
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This report is submitted for the general information of the shareholders of the
Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.


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DEAR FELLOW SHAREHOLDERS:

April 30 marked the halfway point in the Opportunity Fund's fiscal year. After posting strong relative results in 1997, Fund performance has trailed the benchmark early this year. The Fund returned 7.11% for the last six months, trailing the benchmark Russell 2000 Index return of 11.88%. The net asset value closed the period at $34.50 per share.

In light of recent results, it is important to note that we expect to experience periods of short-term underperformance relative to the benchmark given our value discipline. However, over the long-term, we believe that our rigorous, value-oriented approach will provide outstanding results for investors.
Over the last six months, the bull market in equities continued after a modest pullback in October of last year. The strong performance in the domestic markets was particularly impressive given the weakness in Asia and its potential impact on earnings of U.S. companies. The market was buoyed by the combination of slightly lower interest rates and continued strong cash flow into mutual funds.

The Opportunity Fund benefited from its overweight in consumer durable stocks. With the economy strong and optimism high, consumers spent money on big ticket items (e.g., automobiles and appliances) which helped propel the stocks in this sector. The Fund's underweight in technology stocks helped modestly late in 1997, but has had a negative impact on performance thus far in 1998, as technology stocks have been market leaders.

We continue to find the most value in stocks concentrated in a few sectors of the market. These sectors include consumer durables, producer manufacturing, and materials and processing. The exposure to the materials and processing sector is anchored by a number of cement companies, two of which - Giant Cement and Lone Star Industries - are among the top ten holdings of the Fund. Demand continues to be strong in the cement industry, and we are still years away from any additional supply.

Again, we believe the portfolio is well positioned to take advantage of opportunities in the small cap market. The portfolio continues to focus on companies with low valuations, industry leading products, conservative capital structures and superior cash generating abilities.

In closing, we appreciate your support as shareholders. We will continue to strive to produce outstanding long-term results.

Sincerely,


/s/Thomas J. Holmberg, Jr.         /s/William D. Forsyth, III

Thomas J. Holmberg, Jr.            William D. Forsyth, III
Co-President                       Co-President

May 15, 1998


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FRONTEGRA
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INVESTMENT HIGHLIGHTS

GROWTH OF A $100,000 INVESTMENT

                    FRONTEGRA       RUSSELL 2000   LIPPER SMALL-CAP
                 OPPORTUNITY FUND      INDEX          FUND INDEX
                 ----------------   ------------   ----------------
 7/31/97            100,000.00       100,000.00       100,000.00
10/31/97            107,399.99       104,952.07       103,476.87
 1/31/98            104,867.60       104,423.59       100,618.05
 4/30/98            115,037.59       117,415.26       114,054.52


Portfolio Total Return
FOR THE PERIOD ENDED 4/30/98
------------------------------------
SINCE COMMENCEMENT           15.04%
------------------------------------

This chart assumes an initial gross investment of $100,000 made on 7/31/97. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lipper Small-Cap Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, limit their investments to companies on the basis of the size of the company.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.


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Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
April 30, 1998 (Unaudited)

Number of Shares                                                      Value
---------------------------------------------------------------------------
            COMMON STOCKS  98.6%
            Commercial Services  4.1%
     6,800  Banta Corp.                                          $  217,600
     4,700  Lawson Products, Inc.                                   118,675
                                                                 ----------
                                                                    336,275
                                                                 ----------

            Consumer Durables  8.0%
     9,750  CLARCOR Inc.                                            218,766
     6,500  Department 56, Inc.<F1>                                 233,594
     4,700  Harman International Industries, Inc.                   202,100
                                                                 ----------
                                                                    654,460
                                                                 ----------

            Consumer Services  6.1%
     6,700  Carmike Cinemas, Inc.<F1>                               203,094
     8,900  Jones Intercable, Inc. - Class A<F1>                    179,113
     5,600  Lone Star Steakhouse & Saloon, Inc.<F1>                 119,000
                                                                 ----------
                                                                    501,207
                                                                 ----------

            Electronic Technology  8.9%
     7,900  Allen Telecom Inc.<F1>                                  126,894
    11,400  Auspex Systems, Inc.<F1>                                 82,650
     6,100  BancTec, Inc.<F1>                                       133,056
     4,900  Electroglas, Inc.<F1>                                    82,687
     5,700  Kemet Corp.<F1>                                         102,600
     6,600  Periphonics Corp.<F1>                                    76,725
     4,300  SpeedFam International, Inc.<F1>                        124,700
                                                                 ----------
                                                                    729,312
                                                                 ----------
            Energy Minerals  4.7%
     6,900  Mitchell Energy & Development Corp.                     174,225
    20,300  Santa Fe Energy Resources, Inc.<F1>                     209,344
                                                                 ----------
                                                                    383,569
                                                                 ----------

            Finance  3.0%
    11,700  First Bell Bancorp, Inc.                                244,237
                                                                 ----------

            Health Technology  4.4%
    11,700  Haemonetics Corp.<F1>                                   207,675
     8,300  Lunar Corp.<F1>                                         155,625
                                                                 ----------
                                                                    363,300
                                                                 ----------

See notes to financial statements.

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Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998 (Unaudited)

Number of Shares                                                      Value
---------------------------------------------------------------------------
            Industrial Services  5.8%
    18,100  Dames & Moore, Inc.                                  $  231,906
     7,300  Jacobs Engineering Group Inc.<F1>                       243,637
                                                                 ----------
                                                                    475,543
                                                                 ----------

            Non-Energy Materials  11.0%
     8,500  AK Steel Holding Corp.                                  178,500
     9,100  Giant Cement Holding, Inc.<F1>                          257,075
     3,300  Lone Star Industries, Inc.                              272,663
     6,700  Quanex Corp.                                            196,394
                                                                 ----------
                                                                    904,632
                                                                 ----------
            Process Industries  4.2%
     5,650  Ferro Corp.                                             162,791
     8,600  Furon Co.                                               180,062
                                                                 ----------
                                                                    342,853
                                                                 ----------

            Producer Manufacturing  17.5%
     9,100  Global Industrial Technologies, Inc.<F1>                163,231
    15,200  Griffon Corp.<F1>                                       203,300
     8,200  Holophane Corp.<F1>                                     225,500
     9,900  Juno Lighting, Inc.                                     214,088
    10,000  Northwest Pipe Co.<F1>                                  220,000
     5,900  Standex International Corp.                             179,581
     5,800  Wolverine Tube, Inc.<F1>                                228,375
                                                                 ----------
                                                                  1,434,075
                                                                 ----------

            Retail  1.9%
    18,400  Homebase, Inc.<F1>                                      154,100
                                                                 ----------
            Real Estate Investment Trusts  13.8%
     6,700  Amli Residential Properties Trust                       153,681
     8,700  Asset Investors Corp.                                   156,600
     6,400  Colonial Properties Trust                               190,000
     7,700  Great Lakes REIT, Inc.                                  141,006
     6,500  Sovran Self Storage, Inc.                               179,969
     6,800  Storage Trust Realty                                    164,900
    11,500  Winston Hotels, Inc.                                    143,031
                                                                 ----------
                                                                  1,129,187
                                                                 ----------
See notes to financial statements.


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Number of Shares                                                      Value
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            Technology Services  2.7%
     3,000  CellStar Corp.<F1>                                  $    97,875
     9,500  Pioneer-Standard Electronics, Inc.                      119,344
                                                                 ----------
                                                                    217,219
                                                                 ----------

            Transportation  2.5%
    12,900  Arnold Industries, Inc.                                 206,400
                                                                 ----------
            TOTAL COMMON STOCKS
            (cost $7,662,353)                                     8,076,369
                                                                 ----------

Principal Amount
----------------
            SHORT-TERM INVESTMENT  1.3%
  $108,855  UMB Bank Money Market Fiduciary                         108,855
                                                                 ----------
            TOTAL SHORT-TERM INVESTMENT
            (cost $108,855)                                         108,855
                                                                 ----------
            TOTAL INVESTMENTS  99.9%
            (cost $7,771,208)                                     8,185,224
            Cash and Other Assets, less Liabilities  0.1%             3,041
                                                                 ----------
            NET ASSETS  100.00%                                  $8,188,265
                                                                 ==========

<F1> Non-income producing


See notes to financial statements.


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Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (Unaudited)

ASSETS:
Investments at value (cost $7,771,208)                           $8,185,224
Interest and dividends receivable                                     6,705
Receivable from adviser                                              89,817
Deferred organizational costs, net                                   34,338
Other assets                                                          5,300
                                                                 ----------
Total assets                                                      8,321,384
                                                                 ----------

LIABILITIES:
Accrued investment advisory fee                                      25,457
Accrued expenses                                                     12,035
Payable to adviser - expenses                                        95,627
                                                                 ----------
Total liabilities                                                   133,119
                                                                 ----------
NET ASSETS                                                       $8,188,265
                                                                 ==========
NET ASSETS CONSIST OF:
Paid in capital                                                  $7,512,208
Undistributed net investment income                                  38,555
Accumulated net realized gains on investments                       223,486
Net unrealized appreciation on investments                          414,016
                                                                 ----------
NET ASSETS                                                       $8,188,265
                                                                 ==========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                      100,000,000
Issued and outstanding                                              237,349
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $34.50
                                                                     ======

See notes to financial statements.


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Frontegra Opportunity Fund
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME:
Dividends                                                         $  61,868
Interest                                                              3,861
                                                                 ----------
                                                                     65,729
                                                                 ----------

EXPENSES:
Fund administration and accounting fees                              29,295
Investment advisory fees                                             23,661
Federal and state registration fees                                   6,962
Shareholder servicing                                                 6,404
Legal fees                                                            6,074
Reports to shareholders                                               4,695
Audit fees                                                            4,178
Amortization of organizational costs                                  4,006
Custody fees                                                          3,091
Insurance                                                               918
Pricing                                                                 781
Director's fees and expenses                                            467
Other                                                                   200
                                                                 ----------
Total expenses before waiver and reimbursements                      90,732
Waiver and reimbursements of expenses by adviser                   (57,971)
                                                                 ----------
Net expenses                                                         32,761
                                                                 ----------
NET INVESTMENT INCOME                                                32,968
                                                                 ----------


REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments                                   223,117
Change in net unrealized appreciation on investments                307,697
                                                                 ----------
NET GAINS ON INVESTMENTS                                            530,814
                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 563,782
                                                                  =========

See notes to financial statements.


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Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

                                       SIX MONTHS ENDED       PERIOD ENDED
                                        APRIL 30, 1998    OCTOBER 31, 1997<F1>
                                       ----------------   --------------------
OPERATIONS:
Net investment income                    $   32,968          $    7,206
Net realized gains (losses)
on investments                              223,117             (1,205)
Change in net unrealized appreciation
  on investments                            307,697             106,319
                                         ----------          ----------
Net increase in net assets resulting
  from operations                           563,782             112,320
                                         ----------          ----------

DISTRIBUTIONS PAID FROM:
Net investment income                       (2,500)                   -
                                         ----------          ----------

CAPITAL SHARE TRANSACTIONS:
Shares sold                               1,724,815           5,787,348
Shares issued to holders in
  reinvestment of distributions               2,500                   -
                                         ----------          ----------
Net increase                              1,727,315           5,787,348
                                         ----------          ----------

TOTAL INCREASE IN NET ASSETS              2,288,597           5,899,668
                                         ----------          ----------

NET ASSETS:
Beginning of period                       5,899,668                   -
                                         ----------          ----------
End of period (includes
  undistributed net investment
  income of $38,555 and
  $8,034, respectively)                  $8,188,265          $5,899,668
                                         ==========          ==========


<F1> Commenced operations on July 31, 1997

See notes to financial statements.


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Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS
(Unaudited)

                                       SIX MONTHS ENDED       PERIOD ENDED
                                        APRIL 30, 1998    OCTOBER 31, 1997<F1>
                                       ----------------   --------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $32.22              $30.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                         0.13                0.04
Net realized and unrealized gain
  on investments                              2.16                2.18
                                            ------              ------
TOTAL INCOME FROM INVESTMENT OPERATIONS       2.29                2.22
                                            ------              ------

LESS DISTRIBUTIONS:
From net investment income                  (0.01)                   -
                                            ------              ------
TOTAL DISTRIBUTIONS                         (0.01)                   -
                                            ------              ------

NET ASSET VALUE, END OF PERIOD              $34.50              $32.22
                                            ======              ======

TOTAL RETURN<F2>                             7.11%               7.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)    $8,188              $5,900
Ratio of expenses to average net
  assets<F3><F4>                             0.90%               0.90%
Ratio of net investment income to
  average net assets<F3><F4>                 0.91%               2.61%
Portfolio turnover rate<F2>                    30%                  9%


<F1> Commenced operations on July 31, 1997
<F2> Not annualized
<F3> Net of waivers and reimbursements by Adviser. Without waiver and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.49% and 12.02%, and the ratio of net investment income to average net assets would have been (0.68)% and (8.51)% for the six months ended April 30, 1998 and the period July 31, 1997 to October 31, 1997, respectively.
<F4> Annualized

See notes to financial statements.


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Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (Unaudited)

(1)ORGANIZATION
   Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Opportunity Fund (the "Fund"), the Frontegra Total Return Bond Fund and the Frontegra Growth Fund. The Fund commenced operations on July 31, 1997. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities.


(2)SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   (a) Investment Valuation
       Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid prices. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Sub-Adviser pursuant to guidelines established by the Board of Directors.

   (b) Federal Income Taxes
       No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

   (c) Distributions to Shareholders
       Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due


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       to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at April 30, 1998, reclassifications were recorded to increase undistributed net investment income by $53, increase accumulated net realized gains on investments by $1,574 and decrease paid in capital by $1,627.

   (d) Other
       Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
(3)INVESTMENT ADVISER
   The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets.

(4)CAPITAL SHARE TRANSACTIONS
      Transactions in shares of the Fund were as follows:

                                     SIX MONTHS            PERIOD ENDED
                                ENDED APRIL 30, 1998   OCTOBER 31, 1997<F1>
                                --------------------   --------------------
   Shares sold                          54,171              183,102
   Shares issued to
     holders in reinvestment
     of distributions                       76                    _
                                       -------              -------
                                        54,247              183,102
                                       =======              =======

<F1> Commenced operations on July 31, 1997

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Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 1998 (Unaudited)

(5)INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended April 30, 1998, are summarized below:

   Purchases             $3,895,284
   Sales                 $2,143,800

   At April 30, 1998, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $7,767,038 were as follows:

   Appreciation                                $703,353
      Depreciation                            (285,167)
                                              ---------
   Net appreciation on investments             $418,186
                                              =========



                             FRONTEGRA FUNDS, INC.
                      c/o Sunstone Investor Services, LLC
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142

                                                                     FR-410-6980